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Exhibit 32.1

Certification pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002
(18 U.S.C § 1350)

        In connection with the quarterly report on Form 10-Q of ValueClick, Inc. ("the Company") for the period ended September 30, 2007, as filed with the Securities and Exchange Commission on the date hereof ("the Report"), Tom A. Vadnais, as Chief Executive Officer of the Company, and John Pitstick, as Chief Financial Officer, each hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to his knowledge, that:

1.
The Report fully complies with the requirements of Sections 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.
The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: November 8, 2007	/s/ TOM A. VADNAIS Tom A. Vadnais Chief Executive Officer
Dated: November 8, 2007	/s/ JOHN PITSTICK John Pitstick Chief Financial Officer

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  Exhibit 32.1
Certification of CEO and CFO Sarbanes-Oxley Act Section 906